                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-42

                            SCUDDER PORTFOLIO TRUST
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                 Two International Place, Boston, MA 02110-4103
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        7/31

Date of reporting period:       1/31/04

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder High Income Opportunity Fund

Annual Report to Shareholders

January 31, 2004

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Tax Information

<Click Here> Trustees and Officers

<Click Here> Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. The fund may invest in lower-quality and nonrated securities which present greater risk of loss of principal and interest than higher-quality securities. The portfolio can leverage, or borrow money against, up to 20% of its total assets to buy additional securities. This could result in a lower net asset value than if the portfolio had not borrowed. Additionally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. All of these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary January 31, 2004

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

The maximum sales charge for Class A shares is 4.5%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares had a 1% front-end sales charge through February 29, 2004, and redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

Returns during the 5-year and Life of Fund periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the periods prior to their inception on June 25, 2001 are derived from the historical performance of Class S shares of the Scudder High Income Opportunity Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 1/31/04
Scudder High Income Opportunity Fund	1-Year	3-Year	5-Year	Life of Fund*
Class A	24.91%	6.99%	4.06%	6.54%
Class B	23.79%	6.13%	3.23%	5.68%
Class C	23.94%	6.19%	3.27%	5.72%
CS First Boston High Yield Index+	26.96%	10.31%	6.65%	7.32%
Merrill Lynch High-Yield Master Index++	25.59%	8.58%	5.59%	7.03%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on June 28, 1996. Index returns begin June 30, 1996.
Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 1/31/04	$ 9.41	$ 9.41	$ 9.42
1/31/03	$ 8.19	$ 8.18	$ 8.19
Distribution Information: Twelve Months: Income Dividends as of 1/31/04	$ .73	$ .66	$ .66
January Income Dividend	$ .0588	$ .0525	$ .0527
SEC 30-Day Yield as of 1/31/04**	6.76%	6.28%	6.24%
Current Annualized Distribution Rate as of 1/31/04**	7.49%	6.70%	6.71%

** Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on January 31, 2004. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended January 31, 2004, shown as an annualized percentage of the net asset value on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Yields and distribution rates are historical and will fluctuate.
Class A Lipper Rankings - High Current Yield Funds Category as of 1/31/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	165	of	406	41

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder High Income Opportunity Fund - Class A [] CS First Boston High Yield Index+ [] Merrill Lynch High-Yield Master Index++

Yearly periods ended January 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.5%. This results in a net initial investment of $9,550.

The growth of $10,000 is cumulative.

* The Fund commenced operations on June 28, 1996. Index returns begin June 30, 1996.

Comparative Results (Adjusted for Maximum Sales Charge) as of 1/31/04
Scudder High Income Opportunity Fund		1-Year	3-Year	5-Year	Life of Fund*
Class A	Growth of $10,000	$11,929	$11,696	$11,654	$15,457
	Average annual total return	19.29%	5.36%	3.11%	5.90%
Class B	Growth of $10,000	$12,079	$11,768	$11,646	$15,219
	Average annual total return	20.79%	5.58%	3.09%	5.68%
Class C	Growth of $10,000	$12,270	$11,855	$11,630	$15,110
	Average annual total return	22.70%	5.84%	3.07%	5.58%
CS First Boston High Yield Index+	Growth of $10,000	$12,696	$13,422	$13,798	$17,092
	Average annual total return	26.96%	10.31%	6.65%	7.32%
Merrill Lynch High-Yield Master Index++	Growth of $10,000	$12,559	$12,802	$13,126	$16,743
	Average annual total return	25.59%	8.58%	5.59%	7.03%

The growth of $10,000 is cumulative.

* The Fund commenced operations on June 28, 1996. Index returns begin June 30, 1996.
+ CS First Boston High Yield Index is an unmanaged trader-priced portfolio constructed to mirror the global high-yield debt market.
++ The Merrill Lynch High-Yield Master Index is an unmanaged index broadly reflective of below-investment-grade corporate bonds.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Effective February 2003, the CS First Boston High Yield Index replaced the Merrill Lynch High-Yield Master Index as the Fund's benchmark index because the advisor believes that the CS First Boston High Yield Index is more representative of the high yield market and better represents the Fund's investment objectives.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S is not available to new investors.

All performance shown is historical, assumes reinvestment of all dividends an capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit aarp.scudder.com (Class AARP) or myScudder.com (Class S) for the product's most recent month-end performance.

Returns and rankings for the 5-year and Life of Fund periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. Returns and rankings may differ by share class.

Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 1% redemption fee.

Returns shown for Class AARP shares for the period prior to its inception on October 2, 2000 are derived from the historical performance of Class S shares of Scudder High Income Opportunity Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

Average Annual Total Returns as of 1/31/04
Scudder High Income Opportunity Fund	1-Year	3-Year	5-Year	Life of Fund*
Class AARP	25.21%	7.43%	4.44%	6.90%
Class S	25.25%	7.28%	4.35%	6.84%
CS First Boston High Yield Index+	26.96%	10.31%	6.65%	7.32%
Merrill Lynch High-Yield Master Index++	25.59%	8.58%	5.59%	7.03%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

*The Fund commenced operations on June 28, 1996. Index returns begin June 30, 1996.

Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 1/31/04	$ 9.48	$ 9.41
1/31/03	$ 8.23	$ 8.18
Distribution Information: Twelve Months: Income Dividends as of 1/31/04	$ .75	$ .75
January Income Dividend	$ .0610	$ .0610
SEC 30-day Yield as of 1/31/04**	7.38%	7.38%
Current Annualized Distribution Rate as of 1/31/04**	7.72%	7.77%

** Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on January 31, 2004. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended January 31, 2004, shown as an annualized percentage of the net asset value on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Yields and distribution rates are historical and will fluctuate.
Class S Lipper Rankings - High Current Yield Funds Category as of 1/31/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	151	of	406	38
3-Year	131	of	327	40
5-Year	124	of	260	48

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total returns with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] Scudder High Income Opportunity Fund - Class S [] CS First Boston High Yield Index+ [] Merrill Lynch High-Yield Master Index++

Yearly periods ended January 31

Comparative Results as of 1/31/04
Scudder High Income Opportunity Fund		1-Year	3-Year	5-Year	Life of Fund*
Class AARP	Growth of $10,000	$12,521	$12,398	$12,429	$16,606
	Average annual total return	25.21%	7.43%	4.44%	6.90%
Class S	Growth of $10,000	$12,525	$12,347	$12,370	$16,530
	Average annual total return	25.25%	7.28%	4.35%	6.84%
CS First Boston High Yield Index+	Growth of $10,000	$12,696	$13,422	$13,798	$17,092
	Average annual total return	26.96%	10.31%	6.65%	7.32%
Merrill Lynch High-Yield Master Index++	Growth of $10,000	$12,559	$12,802	$13,126	$16,743
	Average annual total return	25.59%	8.58%	5.59%	7.03%

The growth of $10,000 is cumulative.

* The Fund commenced operations on June 28, 1996. Index returns begin June 30, 1996.
+ CS First Boston High Yield Index is an unmanaged trader-priced portfolio constructed to mirror the global high-yield debt market.
++ The Merrill Lynch High-Yield Master Index is an unmanaged index broadly reflective of below-investment-grade corporate bonds.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Effective February 2003, the CS First Boston High Yield Index replaced the Merrill Lynch High-Yield Master Index as the Fund's benchmark index because the advisor believes that the CS First Boston High Yield Index is more representative of the high yield market and better represents the Fund's investment objectives.

Portfolio Management Review

Scudder High Income Opportunity Fund:
A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder High Income Opportunity Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Manager

Andrew P. Cestone

Managing Director of Deutsche Asset Management and Manager of the fund.

• Joined Deutsche Asset Management in 1998 and the fund in 2002.

• Prior to that, investment analyst, Phoenix Investment Partners, from 1997 to 1998.

• Prior to that, credit officer, asset based lending group, Fleet Bank, from 1995 to 1997.

In the following interview, Portfolio Manager Andrew Cestone discusses Scudder High Income Opportunity Fund's strategy and the market environment during the 12-month period ended January 31, 2004.

Q: How has the high-yield bond market performed during the period?

A: High-yield bonds produced stellar performance during the past twelve months. The CS First Boston High Yield Index - the fund's benchmark - returned 26.96% for the year ended January 31, 2004. This was well ahead of the 4.85% return of the bond market as a whole, as measured by the Lehman Brothers Aggregate Bond Index.1

1 The CS First Boston High Yield Index is an unmanaged trader-priced portfolio, constructed to mirror the global high-yield debt market. The Lehman Brothers Aggregate Bond Index represents US domestic taxable investment grade bonds that include securities from the following sectors: US Treasuries, agencies, corporate, mortgage-backed and asset-backed securities. The index includes over 5,500 publicly issued securities with a minimum one year to final maturity and $150 million par amount outstanding. The average maturity and duration of the index is in the intermediate range.

Several factors came together to support the rally in high-yield bonds. First, the recovery in the US economy enabled high-yield companies to continue improving their financial positions through actions such as cutting costs, reducing debt, and refinancing their existing debt at lower interest rates. The default rate, which is the percentage of companies that were unable to make interest or principal payments in the preceding twelve months, fell to 5.1% at the end of January. In comparison, the default rate stood at 7.61% one year ago.2 This reflects the improving health of corporations in the high-yield sector.

2 Source: Moody's Investors Service

Second, the market has benefited from favorable demand. Demand remained strong as low interest rates and an improved high yield market have increased investors' appetite for risk. In the calendar year 2003, the market took in approximately $30 billion in new retail cash flow, well above the $14.5 billion level of 2002.3

In combination, these positive factors helped push the "yield spread" of the high-yield market to 469 basis points (4.69 percentage points) at the end of January.4 In comparison, the spread stood at 887 basis points (8.87 percentage points) twelve months ago. We believe that the improvement in the yield spread is almost entirely due to the rally in the high-yield market rather than fluctuations in Treasury yields.

3 Source: JP Morgan
4 The yield spread is the difference between the yield of a given fixed income asset class and the yield on Treasuries. A large spread indicates that investors require yields substantially above those of Treasuries in order to invest in high yield bonds. This is generally indicative of a higher-risk environment. A smaller spread generally indicates a more positive environment, since investors are less concerned about risk and therefore willing to accept lower yields. A drop in the yield spread is a positive, since it indicates yields on Treasuries are falling and prices are rising.

Q: What areas of the market provided the best performance?

A: The lower-quality segment outperformed the broader high yield market by a wide margin. For the full year, BB-rated and B-rated securities returned 19% and 24.6%, respectively, while the CCC/split CCC-rated and distressed (CC, C and defaulted issues) sectors were the top-performing credit quality categories with returns of 47.9% and 52.6%, respectively5, 6. The outsized return of the distressed credit quality tier illustrates the extent to which investors increased their overall appetite for risk. Along the same line, some of the best-performing industries were higher-beta industries such as the wireless communications, international cable, airline, and utility sectors.7

5 Source: CS First Boston High Yield Index
6 Bond ratings are the alphabetical designation indicating the credit quality of a particular bond, as measured by the major agencies. Treasuries, which are backed by the government and therefore free of default risk, are ranked AAA. The riskiest bonds are generally rated CCC and below.
7 Higher-beta refers to sectors that tend to have price fluctuations greater than that of the market as a whole.

Q: How did the fund perform during the period?

A: The total return of the fund's Class A shares for the twelve months ended January 31, 2004 was 24.91%. (Total return is unadjusted for maximum sales charges. If sales charges had been included, return would have been lower. Past performance is no guarantee of future results.) Please see pages 3 through 8 for performance for other share classes. The fund underperformed the 26.96% return of the CS First Boston High Yield Index, but outperformed the 23.64% average return of the 406 funds in Lipper's High Current Yield Funds category.8

8 Lipper's High Current Yield Funds category represents funds that aim at a high (relative) current yield from fixed income securities, has no quality or maturity restrictions and tends to invest in lower-grade debt issues.

We believe the fund's favorable performance relative to its peer group is the result of our disciplined investment style. In managing the fund, we emphasize individual security and risk management. We believe we can add the most value through fundamental research rather than trying to make broad predictions about sector performance, interest rates, or the high yield market in general. Instead, our emphasis is on finding bonds that offer favorable relative value given their yield and credit outlook. In other words, we look for optimal combinations of risk and return potential. This means that we generally buy bonds for the fund that we believe to be undervalued, and reduce, or sell, our positions in those that have reached what we believe to be fair valuations. We believe this approach will lead to strong performance over a full high-yield market cycle.

Q: What factors helped and hurt performance?

A: The fund's performance was helped by our decision to increase its weighting in lower-quality securities, most notable those rated CCC/split CCC. This shift wasn't primarily the result of a top-down decision making process, but rather it reflects the fact that our research revealed values among individual issues in this area of the market. For the most part, the increased weighting in the CCC-rated credit segment worked to the fund's advantage for the year, since this credit segment outperformed the broader high-yield market. However, an underweight position in bonds rated CCC in the first fiscal quarter was a detractor during this time.9 Also detracting from full-year performance was an underweight position in bonds rated CC and below, which outperformed the market. We maintained an underweight to this segment through the entire period, since historically it has not produced favorable risk-adjusted performance. We intend to remain conservative in our approach to investing in this area, even if this hurts the fund's relative performance in the short term.

9 "Overweight" means a fund holds a higher weighting in a given sector than the benchmark index; "underweight" means a fund holds a lower weighting than the benchmark

On a sector basis, performance was helped by a slight overweight position in bonds issued by wireless companies. Also positively contributing to performance were underweights to retail, and leisure/other, all of which underperformed. On the negative side, performance was hurt by the fund's average underweights in airlines, international cable, and utilities. We did not feel that the bonds of most companies in these industries paid yields high enough to adequately compensate investors for the risk.

Among individual securities, the fund was helped by its positions in Georgia-Pacific Corp. (pulp and paper), Tyco International, Ltd. (industrial conglomerates), Qwest Corp. (telecommunications) and Dex Media East LLC (diversified media). Qwest Corp. is one of the many companies held by the fund whose bonds have gained in price due to an improved financial position. Qwest Corp. continued to shore up its balance sheet and build up its cash position through cost cutting and asset sales, and we believe these steps were viewed as favorable by investors. Georgia-Pacific Corp. has also benefited from improved pricing power and its focus on reducing its debt. The largest individual "long" detractors to performance for the full year were Dan River, Inc. (textiles) and HEALTHSOUTH Corp. (health services). In addition, an underweight to WorldCom (telecommunications) also dampened return. WorldCom's bonds rallied during the period in anticipation of the company's emergence from bankruptcy. (As of 1/31/04, positions in Tyco and WorldCom were sold.)

Q: The fund employs leverage, that is, borrowed money. How would you describe this aspect of your strategy?

A: "Leverage" means that the fund can invest more money than the fund actually holds in assets. At the end of the period, it held a leveraged position of roughly 2.9%. This means that it held about $103 in investments for every $100 in assets. When the market environment is favorable, as it was in December and most of January, this is a positive for performance since the fund has more assets invested to take advantage of the rising market. Of course, a leveraged position would hurt performance when the market is falling. However, we have found enough attractive investment opportunities for the fund that we feel comfortable holding a leveraged position for the time being. In addition, interest rates are low enough that the fund's borrowing costs are attractive relative to the yield the fund can receive from investing in below investment-grade securities.

Q: The high-yield market has come a long way in the past year. What factors could negatively affect its performance in 2004?

A: Terrorism, a disappointing economy, a spike in interest rates or a significant equity market correction are probably the largest factors that would negatively impact the high yield market over the near-term. Overall, we hold a positive view on the high yield sector and believe that the high yield market will likely outperform US Treasuries over the near-term as economic activity is more robust, defaults continue to decline, and the high yield market remains healthy. In addition, corporations continue to take steps to improve their financial health and corporate accountability. Given our positive outlook for the asset class as a whole, we will continue to remain modestly aggressive. Fundamental security analysis and diversification remain essential as a means of mitigating risk.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary January 31, 2004

Asset Allocation	1/31/04	1/31/03

Corporate Bonds	86%	76%
Foreign Bonds - US$ Denominated	14%	14%
Cash Equivalents, net*	-5%	7%
Convertible Bonds	1%	1%
US Government Backed	1%	-
Preferred Stocks	1%	-
Asset Backed	1%	1%
Foreign Bonds - Non US$ Denominated	1%	1%
	100%	100%

Corporate Bond Diversification	1/31/04	1/31/03

Consumer Discretionary	27%	35%
Industrials	16%	19%
Telecommunication Services	12%	9%
Materials	11%	13%
Energy	10%	9%
Utilities	8%	2%
Financials	7%	3%
Consumer Staples	4%	5%
Health Care	3%	3%
Information Technology	2%	2%
	100%	100%

* Includes other assets and liabilities.
Asset allocation and corporate bond diversification are subject to change.

Quality	1/31/04	1/31/03

US Government Backed	1%	-
Cash Equivalents, net*	-5%	7%
BBB	2%	14%
BB	25%	28%
B	57%	42%
CCC	16%	6%
CC	1%	1%
Not Rated	3%	2%
	100%	100%

Effective Maturity (Excludes Cash Equivalents)	1/31/04	1/31/03

Less than 1 year	2%	1%
1 < 5 years	49%	27%
5 < 7 years	38%	41%
7 years or greater	11%	31%
	100%	100%

* Includes other assets and liabilities.

Weighted average effective maturity: 7.91 years and 6.38 years, respectively.

Quality and effective maturity are subject to change. The ratings of Moody's Investors Service, Inc. and Standard & Poor's Corporation represent these companies' opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

For more complete details about the Fund's investment portfolio, see page 18. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request no earlier than 15 days after month end. Please see the Account Management Resources section for contact information.

Investment Portfolio as of January 31, 2004

	Principal Amount ($)(c)	Value ($)

Corporate Bonds 86.2%
Consumer Discretionary 23.5%
Advantica Restaurant Co.:
11.25%, 1/15/2008	415,000	323,700
12.75%, 9/30/2007	305,000	330,925
American Achievement Corp., Series B, 11.625%, 1/1/2007	495,000	556,875
American Lawyer Media, Inc., Series B, 9.75%, 12/15/2007	745,000	723,581
Atlantic Broadband Finance LLC, 144A, 9.375%, 1/15/2014	425,000	431,375
Avalon Cable LLC, 11.875%, 12/1/2008	81,927	86,638
Bally Total Fitness Holdings Corp., 10.5%, 7/15/2011	485,000	480,150
Boca Resorts, Inc., 9.875%, 4/15/2009	855,000	907,369
Buffets, Inc., 11.25%, 7/15/2010	770,000	847,000
Carmike Cinemas, Inc, 144A, 7.5%, 2/15/2014	335,000	332,086
Carrols Corp., 9.5%, 12/1/2008	260,000	267,800
Central Garden & Pet Co., 9.125%, 2/1/2013	220,000	243,100
Charter Communications Holdings LLC:
Step-up Coupon, 0% to 1/15/2007, 12.125% to 1/15/2012	760,000	509,200
9.625%, 11/15/2009	1,275,000	1,153,875
144A, 10.25%, 9/15/2010	1,250,000	1,325,000
Choctaw Resort Development Enterprises, 9.25%, 4/1/2009	555,000	604,950
Cinemark USA, Inc., Series B, 8.5%, 8/1/2008	405,000	422,212
Circus & Eldorado, 10.125%, 3/1/2012	570,000	609,900
CKE Restaurants, Inc., 9.125%, 5/1/2009	170,000	173,400
CSC Holdings, Inc.:
7.25%, 7/15/2008	95,000	101,412
7.875%, 12/15/2007	530,000	568,425
Dex Media East LLC/Financial, 12.125%, 11/15/2012	2,570,000	3,090,425
DIMON, Inc.:
144A, 7.75%, 6/1/2013	390,000	408,525
Series B, 9.625%, 10/15/2011	1,410,000	1,596,825
Dyersburg Corp., Series B, 9.75%, 9/1/2007*	1,500,000	150
EchoStar DBS Corp., 144A, 6.375%, 10/1/2011	50,000	51,875
El Pollo Loco, Inc., 144A, 9.25%, 12/15/2009	285,000	292,125
Eldorado Resorts LLC, 10.5%, 8/15/2006	741,000	747,484
Finlay Fine Jewelry Corp., 8.375%, 5/1/2008	470,000	484,100
FTD, Inc., 144A, 7.75%, 2/15/2014	225,000	225,000
General Motors Corp., 8.25%, 7/15/2023	550,000	615,485
Group 1 Automotive, Inc., 144A, 8.25%, 8/15/2013	425,000	465,375
Herbst Gaming, Inc., Series B, 10.75%, 9/1/2008	1,240,000	1,395,000
Inn of the Mountain Gods Inc., 144A, 12.0%, 11/15/2010	345,000	377,775
Interep National Radio Sales, Inc., Series B, 10.0%, 7/1/2008	695,000	625,500
International Game Technology, 8.375%, 5/15/2009	545,000	654,477
J.C. Penney Co., Inc., 6.875%, 10/15/2015	240,000	254,400
Jacobs Entertainment Co., 11.875%, 2/1/2009	550,000	616,000
Kellwood Co., 7.625%, 10/15/2017	240,000	264,000
Laidlaw International, Inc., 144A, 10.75%, 6/15/2011	555,000	644,494
Lin Television Corp., 144A, 6.5%, 5/15/2013	210,000	212,100
Mail-Well I Corp., 144A, 7.875%, 12/1/2013	315,000	306,338
Mediacom LLC, 7.875%, 2/15/2011	375,000	375,937
Meritage Corp., 9.75%, 6/1/2011	165,000	185,625
Mortons Restaurant Group, 144A, 7.5%, 7/1/2010	150,000	142,500
Norcraft Co./Finance, 144A, 9.0%, 11/1/2011	230,000	247,250
Old Evangeline Downs, 13.0%, 3/1/2010	200,000	224,000
Penn National Gaming, Inc., 8.875%, 3/15/2010	165,000	179,850
Petro Stopping Centers/Financial Corp.:
144A, 9.0%, 2/15/2012	1,135,000	1,135,000
10.5%, 2/1/2007	1,350,000	1,380,375
Port Royal Holdings, Inc., 10.25%, 10/1/2007	355,000	356,775
Premier Entertainment Biloxi LLC\Finance, 144A, 10.75%, 2/1/2012	365,000	390,094
PRIMEDIA, Inc.:
7.625%, 4/1/2008	395,000	394,012
8.875%, 5/15/2011	375,000	391,875
Remington Arms Co., 10.5%, 2/1/2011	650,000	685,750
Renaissance Media Group, 10.0%, 4/15/2008	705,000	733,200
Rent-Way, Inc., 144A, 11.875%, 6/15/2010	290,000	325,525
Restaurant Co., Series B, 11.25%, 5/15/2008	509,581	507,034
River Rock Entertainment, 144A, 9.75%, 11/1/2011	540,000	584,550
Samsonite Corp., 10.75%, 6/15/2008	1,095,000	1,144,275
Schuler Homes, Inc., 10.5%, 7/15/2011	770,000	904,750
Scientific Games Corp., 12.5%, 8/15/2010	260,000	307,450
Sealy Mattress Co., Series B, 9.875%, 12/15/2007	360,000	372,600
Simmons Co., 144A, 7.875%, 1/15/2014	545,000	547,725
Sinclair Broadcast Group, Inc.:
8.0%, 3/15/2012	445,000	480,600
8.75%, 12/15/2011	1,215,000	1,336,500
Six Flags, Inc., 8.875%, 2/1/2010	345,000	357,938
Sonic Automotive, Inc.:
Series B, 8.625%, 8/15/2013	775,000	821,500
144A, 8.625%, 8/15/2013	220,000	233,200
Toys "R" Us, Inc., 7.875%, 4/15/2013	205,000	221,895
Transwestern Publishing Co. LP, Series F, 9.625%, 11/15/2007	1,130,000	1,166,725
Trump Holdings & Funding, 11.625%, 3/15/2010	615,000	615,000
United Rentals North America, Inc., 144A, 6.5%, 2/15/2012	520,000	510,900
Vail Resorts, Inc., 144A, 6.75%, 2/15/2014	285,000	285,000
Venetian Casino Resort LLC, 144A, 11.0%, 6/15/2010	320,000	364,800
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	665,000	721,525
Williams Scotsman, Inc., 9.875%, 6/1/2007	595,000	597,975
Worldspan LP/ WS Finance Corp., 144A, 9.625%, 6/15/2011	380,000	404,700
XM Satellite Radio, Inc., Step-up Coupon, 0% to 12/31/2005, 14% to 12/31/2009	470,000	427,700
Young Broadcasting, Inc., 144A, 8.75%, 1/15/2014	220,000	233,200
		44,621,736
Consumer Staples 3.0%
Agrilink Foods, Inc., 11.875%, 11/1/2008	221,000	234,260
Aurora Foods, Inc.:
Series E, 8.75%, 7/1/2008*	50,000	43,500
Series B, 9.875%, 2/15/2007*	170,000	147,900
Elizabeth Arden, Inc., 144A, 7.75%, 1/15/2014	285,000	292,125
General Nutrition Centers, 144A, 8.5%, 12/1/2010	265,000	276,925
Jostens Holding Corp., 144A, Step-up Coupon, 0% to 12/1/2008, 10.25% to 12/1/2013	490,000	328,300
National Beef Packing, 144A, 10.5%, 8/1/2011	265,000	287,525
Pilgrim's Pride Corp., 9.625%, 9/15/2011	340,000	374,000
Pinnacle Foods Holding Corp., 144A, 8.25%, 12/1/2013	530,000	563,125
Rite Aid Corp.:
144A, 6.125%, 12/15/2008	395,000	383,150
7.3%, 3/10/2019	582,038	544,205
Salton, Inc., 10.75%, 12/15/2005	170,000	173,825
Seminis, Inc., 144A, 10.25%, 10/1/2013	330,000	356,400
Stater Brothers Holdings, Inc., 10.75%, 8/15/2006	1,090,000	1,149,950
Swift & Co., 10.125%, 10/1/2009	310,000	337,900
United Agri Products, Inc., 144A, 8.25%, 12/15/2011	215,000	225,750
		5,718,840
Energy 8.3%
Avista Corp., 9.75%, 6/1/2008	1,405,000	1,686,000
Citgo Petroleum Corp., 11.375%, 2/1/2011	1,590,000	1,900,050
Continental Resources, Inc., 10.25%, 8/1/2008	940,000	968,200
Edison Mission Energy:
Series B, 3.14%, 12/15/2004	107,000	104,860
Series A, 3.39%, 12/15/2003	108,000	105,840
7.73%, 6/15/2009	1,860,000	1,836,750
Gulfterra Energy Partners, LP, Series B, 6.25%, 6/1/2010	140,000	145,600
Lone Star Technologies, Inc., Series B, 9.0%, 6/1/2011	650,000	656,500
Mission Energy Holding, 13.5%, 7/15/2008	400,000	424,000
Newpark Resources, Inc., Series B, 8.625%, 12/15/2007	495,000	508,612
On Semiconductor Corp., 13.0%, 5/15/2008	655,000	763,075
Parker Drilling Co.:
144A, 9.625%, 10/1/2013	345,000	370,875
Series B, 10.125%, 11/15/2009	890,000	965,650
Pioneer Natural Resources Co., 9.625%, 4/1/2010	830,000	1,050,083
Southern Natural Gas, 8.875%, 3/15/2010	595,000	660,450
Stone Energy Corp., 8.25%, 12/15/2011	810,000	886,950
Trico Marine Services, 8.875%, 5/15/2012	520,000	400,400
Westport Resources Corp., 8.25%, 11/1/2011	565,000	621,500
Williams Cos., Inc.:
8.125%, 3/15/2012	460,000	496,800
8.75%, 3/15/2032	310,000	335,575
Williams Holdings of Delaware, Inc., 6.5%, 12/1/2008	440,000	448,800
Wiser Oil Co., 9.5%, 5/15/2007	520,000	522,600
		15,859,170
Financials 6.0%
Ahold Finance USA, Inc., 6.25%, 5/1/2009	975,000	999,375
Alamosa Delaware, Inc.:
Step-up Coupon, 0% to 7/31/2005, 12.0% to 7/31/2009	54,000	49,410
144A, 8.5%, 1/31/2012	635,000	619,125
AmeriCredit Corp., 9.25%, 5/1/2009	1,000,000	1,080,000
ASAT Financial LLC, 12.5%, 11/1/2006	19,500	20,621
Atlantic Mutual Insurance Co., 144A, 8.15%, 2/15/2028	190,000	121,642
CB Richard Ellis Services, Inc., 9.75%, 5/15/2010	400,000	454,000
Dollar Financial Group, Inc., 144A, 9.75%, 11/15/2011	415,000	439,900
Eaton Vance Corp., CDO II, Series C, (PIK), 13.68%, 7/15/2012	1,670,516	16,705
Farmers Insurance Exchange, 144A, 8.625%, 5/1/2024	780,000	858,000
Ford Motor Credit Co., 7.0%, 10/1/2013	130,000	137,295
FRD Acquisition Co., Series B, 12.5%, 7/15/2004*	120,000	0
Global Exchange Services, 10.17%, 7/15/2008	455,000	432,250
IOS Capital LLC, 7.25%, 6/30/2008	535,000	573,787
iStar Financial, Inc.:
6.0%, 12/15/2010	300,000	312,750
6.5%, 12/15/2013	110,000	114,125
LaBranche & Co., Inc., 12.0%, 3/2/2007	95,000	95,950
PEI Holding, Inc., 11.0%, 3/15/2010	375,000	436,875
Poster Financial Group, 144A, 8.75%, 12/1/2011	520,000	547,950
PXRE Capital Trust I, 8.85%, 2/1/2027	360,000	338,400
Qwest Capital Funding, Inc.:
6.5%, 11/15/2018	410,000	360,800
7.75%, 2/15/2031	415,000	383,875
R.H. Donnelly Finance Corp. I:
10.875%, 12/15/2012	690,000	822,825
144A, 10.875%, 12/15/2012	380,000	453,150
Thornburg Mortgage, Inc., 8.0%, 5/15/2013	470,000	486,450
UAP Holdings Corp., 144A, Step-up Coupon, 0% to 1/15/2008, 10.75% to 7/15/2012	410,000	284,950
Universal City Development, 144A, 11.75%, 4/1/2010	500,000	593,750
WMC Finance Co., 144A, 11.75%, 12/15/2008	390,000	389,025
		11,422,985
Health Care 3.0%
AmerisourceBergen Corp., 7.25%, 11/15/2012	705,000	754,350
Biovail Corp., 7.875%, 4/1/2010	850,000	871,250
Genesis Healthcare Corp., 144A, 8.0%, 10/15/2013	125,000	130,938
HEALTHSOUTH Corp., 7.625%, 6/1/2012	285,000	275,737
HMP Equity Holdings Corp., 144A, Zero Coupon, 5/15/2008	500,000	387,500
NeighborCare, Inc., 144A, 6.875%, 11/15/2013	210,000	216,825
Norcross Safety Products LLC, 144A, 9.875%, 8/15/2011	295,000	330,400
Tenet Healthcare Corp.:
6.375%, 12/1/2011	2,155,000	1,971,825
7.375%, 2/1/2013	720,000	687,600
		5,626,425
Industrials 13.3%
Aavid Thermal Technologies, Inc., 12.75%, 2/1/2007	400,000	430,000
Allied Waste Industries:
7.4%, 9/15/2035	570,000	552,900
9.25%, 5/1/2021	305,000	338,550
Allied Waste North America, Inc.:
144A, 5.75%, 2/15/2011	225,000	219,938
Series B, 8.875%, 4/1/2008	510,000	570,562
AMI Semiconductor, Inc., 10.75%, 2/1/2013	234,000	276,705
Amsted Industries, Inc., 144A, 10.25%, 10/15/2011	470,000	526,400
Argo-Tech Corp., 8.625%, 10/1/2007	620,000	623,100
Atrium Companies, Inc.:
Series B, 10.5%, 5/1/2009	60,000	63,900
144A, 10.5%, 5/1/2009	210,000	223,650
AutoNation, Inc., 9.0%, 8/1/2008	180,000	207,000
Avondale Mills, Inc., 10.25%, 7/1/2013	685,000	445,250
Collins & Aikman Floor Cover, Series B, 9.75%, 2/15/2010	715,000	765,050
Collins & Aikman Products, 10.75%, 12/31/2011	950,000	931,000
Congoleum Corp., 8.625%, 8/1/2008*	345,000	210,450
Continental Airlines, Inc., 8.0%, 12/15/2005	300,000	289,500
Corrections Corp. of America, 9.875%, 5/1/2009	660,000	737,550
CP Ships Ltd., 10.375%, 7/15/2012	730,000	846,800
CSK Auto, Inc., 144A, 7.0%, 1/15/2014	170,000	166,600
Dana Corp., 7.0%, 3/1/2029	775,000	747,875
DeCrane Aircraft Holdings, Inc., Series B, 12.0%, 9/30/2008	530,000	298,125
Delta Air Lines, Inc.:
7.7%, 12/15/2005	415,000	386,987
7.9%, 12/15/2009	375,000	300,000
Eagle-Picher, Inc., 9.75%, 9/1/2013	525,000	577,500
Evergreen International Aviation, 144A, 12.0%, 5/15/2010	380,000	281,200
Golden State Petroleum Transportation, 8.04%, 2/1/2019	300,000	305,772
GS Technologies, 12.0%, 9/1/2004*	630,536	3,153
Hercules, Inc., 11.125%, 11/15/2007	1,327,000	1,605,670
Hornbeck Offshore Services, Inc., 10.625%, 8/1/2008	445,000	491,725
ISP Chemco, Inc., Series B, 10.25%, 7/1/2011	660,000	750,750
ISP Holdings, Inc., Series B, 10.625%, 12/15/2009	240,000	266,400
Kansas City Southern:
7.5%, 6/15/2009	70,000	72,362
9.5%, 10/1/2008	755,000	846,544
Metaldyne Corp., 144A, 10.0%, 11/1/2013	395,000	400,925
Millennium America, Inc.:
7.625%, 11/15/2026	770,000	739,200
9.25%, 6/15/2008	1,570,000	1,711,300
144A, 9.25%, 6/15/2008	395,000	430,550
Mobile Mini, Inc., 9.5%, 7/1/2013	555,000	610,500
Motors and Gears, Inc., Series D, 10.75%, 11/15/2006	530,000	471,700
Nortek Holdings, Inc., 144A, Step-up Coupon, 0% to 11/15/2007, 10% to 5/15/2011	90,000	69,300
Overseas Shipholding Group, 8.75%, 12/1/2013	200,000	226,250
Plainwell, Inc., Series B, 11.0%, 3/1/2008*	730,000	43,800
Quintiles Transnational Corp., 144A, 10.0%, 10/1/2013	400,000	436,000
Republic Engineered Products LLC, 10.0%, 8/16/2009	425,412	233,977
Resolution Performance Products LLC, 13.5%, 11/15/2010	615,000	547,350
Seabulk International, Inc., 9.5%, 8/15/2013	600,000	636,000
Ship Finance International Ltd., 144A, 8.5%, 12/15/2013	750,000	747,187
Tech Olympic USA, Inc., 10.375%, 7/1/2012	445,000	511,750
Tenneco Automotive, Inc., Series B, 11.625%, 10/15/2009	555,000	596,625
The Brickman Group, Ltd., Series B, 11.75%, 12/15/2009	365,000	427,963
Thermadyne Holdings Corp., 144A, 9.25%, 2/1/2014	475,000	480,938
Westlake Chemical Corp., 8.75%, 7/15/2011	620,000	675,800
		25,356,083
Information Technology 1.5%
Activant Solutions, Inc., 10.5%, 6/15/2011	195,000	213,525
Communications & Powers Industry, Inc., 144A, 8.0%, 2/1/2012	340,000	350,200
DigitalNet, Inc., 9.0%, 7/15/2010	359,000	384,130
Lucent Technologies, Inc.:
6.45%, 3/15/2029	740,000	621,600
7.25%, 7/15/2006	380,000	390,450
Mediacom Broadband LLC, 11.0%, 7/15/2013	300,000	330,000
Telex Communications, Inc., 144A, 11.5%, 10/15/2008	275,000	299,750
ViaSystems, Inc., 144A, 10.5%, 1/15/2011	265,000	286,200
		2,875,855
Materials 9.9%
Aqua Chemical, Inc., 11.25%, 7/1/2008	650,000	565,500
ARCO Chemical Co., 9.8%, 2/1/2020	1,805,000	1,850,125
Buckeye Technologies, Inc., 8.5%, 10/1/2013	180,000	195,750
Caraustar Industries, Inc., 9.875%, 4/1/2011	465,000	506,850
Dan River, Inc., 144A, 12.75%, 4/15/2009	175,000	55,125
Dayton Superior Corp.:
144A, 10.75%, 9/15/2008	425,000	446,250
13.0%, 6/15/2009	470,000	418,300
DIMAC Corp., 144A, 12.5%, 10/1/2008*	120,000	0
Equistar Chemicals LP:
8.75%, 2/15/2009	2,040,000	2,096,100
144A, 10.625%, 5/1/2011	195,000	211,575
Fibermark, Inc., 10.75%, 4/15/2011	890,000	623,000
Foamex LP, 10.75%, 4/1/2009	495,000	455,400
Fonda Group, Inc., Series B, 9.5%, 3/1/2007	290,000	292,900
GEO Specialty Chemicals, Inc., 10.125%, 8/1/2008*	640,000	176,000
Georgia-Pacific Corp.:
7.375%, 12/1/2025	855,000	822,937
7.7%, 6/15/2015	505,000	528,988
144A, 8.0%, 1/15/2024	1,085,000	1,101,275
9.375%, 2/1/2013	945,000	1,065,487
Hexcel Corp., 144A, 9.75%, 1/15/2009	280,000	290,500
Huntsman Advanced Materials LLC, 144A, 11.0%, 7/15/2010	600,000	681,000
Huntsman International LLC, 144A, 11.625%, 10/15/2010	270,000	282,150
Huntsman Packaging Corp., 13.0%, 6/1/2010	270,000	243,000
IMC Global, Inc., 144A, 10.875%, 8/1/2013	1,015,000	1,258,600
Neenah Corp.:
144A, 11.0%, 9/30/2010	289,000	317,900
144A, 13.0%, 9/30/2013	409,433	415,574
Omnova Solutions, Inc., 11.25%, 6/1/2010	175,000	194,250
Owens-Brockway Glass Container, 8.25%, 5/15/2013	665,000	711,550
Pliant Corp.:
11.125%, 9/1/2009	500,000	525,000
13.0%, 6/1/2010	85,000	76,500
Portola Packaging, Inc., 144A, 8.25%, 2/1/2012	135,000	139,725
Rockwood Specialties Corp., 144A, 10.625%, 5/15/2011	345,000	383,813
Texas Industries, Inc., 10.25%, 6/15/2011	185,000	212,750
TriMas Corp., 9.875%, 6/15/2012	545,000	583,150
United States Steel LLC, 9.75%, 5/15/2010	665,000	754,775
US Can Corp., Series B, 12.375%, 10/1/2010	315,000	292,950
		18,774,749
Telecommunication Services 10.8%
American Cellular Corp., Series B, 10.0%, 8/1/2011	1,410,000	1,558,050
American Tower Corp, 144A, 7.5%, 5/1/2012	240,000	232,800
American Tower Corp.:
144A, 7.25%, 12/1/2011	135,000	138,712
9.375%, 2/1/2009 (d)	1,140,000	1,211,250
American Tower Escrow Corp., Zero Coupon, 8/1/2008	745,000	521,500
Cincinnati Bell, Inc.:
7.2%, 11/29/2023	525,000	527,625
8.375%, 1/15/2014	1,325,000	1,407,812
Crown Castle International Corp.:
144A, 7.5%, 12/1/2013	185,000	189,162
144A, 7.5%, 12/1/2013	270,000	276,075
9.375%, 8/1/2011	640,000	710,400
Dobson Communications Corp., 8.875%, 10/1/2013	1,085,000	1,120,263
Insight Midwest LP:
9.75%, 10/1/2009	450,000	468,000
10.5%, 11/1/2010	345,000	366,562
144A, 10.5%, 11/1/2010	185,000	196,563
LCI International, Inc., 7.25%, 6/15/2007	800,000	776,000
Level 3 Communications, Inc.:
10.5%, 12/01/2008	325,000	321,750
11.0%, 3/15/2008	330,000	333,300
Level 3 Financing, Inc., 144A, 10.75%, 10/15/2011	440,000	475,200
Nextel Communications, Inc., 6.875%, 10/31/2013	120,000	127,200
Nextel Partners, Inc.:
8.125%, 7/1/2011	885,000	933,675
11.0%, 3/15/2010	225,000	246,375
12.5%, 11/15/2009	65,000	74,425
Nortel Networks Ltd.:
6.125%, 2/15/2006	395,000	411,788
7.4%, 6/15/2006	380,000	406,600
Northern Telecom Capital, 7.875%, 6/15/2026	795,000	846,675
Qwest Communications International, Inc., 144A, 4.63%, 2/15/2009	475,000	475,000
Qwest Corp.:
5.625%, 11/15/2008	840,000	831,600
6.875%, 7/15/2028	435,000	368,700
7.25%, 9/15/2025	1,005,000	1,005,000
7.25%, 10/15/2039	200,000	199,000
Qwest Services Corp.:
144A, 13.5%, 12/15/2010	1,400,000	1,687,000
144A, 14.0%, 12/15/2014	663,000	835,380
SBA Communications Corp., 144A, Step-up Coupon, 0% to 12/15/2007, 9.75% to 12/15/2011	715,000	511,225
Triton PCS, Inc., 8.5%, 6/1/2013	125,000	136,875
Western Wireless Corp., 9.25%, 7/15/2013	475,000	509,438
		20,436,980
Utilities 6.9%
Calpine Corp.:
3.39%, 11/16/2004	1,000,000	980,000
8.5%, 2/15/2011	715,000	586,300
144A, 8.5%, 7/15/2010	2,255,000	2,187,350
CMS Energy Corp.:
7.5%, 1/15/2009	420,000	437,850
144A, 7.75%, 8/1/2010	265,000	280,900
8.5%, 4/15/2011	945,000	1,025,325
El Paso Production Holding Corp., 144A, 7.75%, 6/1/2013	2,490,000	2,465,100
Illinova Corp., 11.5%, 12/15/2010	515,000	615,425
MSW Energy Holdings/Finance, 8.5%, 9/1/2010	180,000	198,000
NRG Energy, Inc., 144A, 8.0%, 12/15/2013	2,545,000	2,646,779
PG&E Corp., 144A, 6.875%, 7/15/2008	475,000	517,750
Sensus Metering Systems, 144A, 8.625%, 12/15/2013	400,000	420,000
TNP Enterprises, Inc., Series B, 10.25%, 4/1/2010	620,000	682,000
		13,042,779
Total Corporate Bonds (Cost $158,037,456)		163,735,602
Foreign Bonds - US$ Denominated 14.1%
Alestra SA de RL de CV, 8.0%, 6/30/2010	500,000	427,500
Antenna TV SA, 9.0%, 8/1/2007	267,000	271,005
Avecia Group PLC, 11.0%, 7/1/2009	800,000	752,000
Axtel SA, 144A, 11.0%, 12/15/2013	645,000	656,287
Burns, Philp & Co., Ltd., 144A, 9.75%, 7/15/2012	470,000	509,950
Cascades, Inc., 7.25%, 2/15/2013	765,000	824,287
Conproca SA de CV: 12.0%, 6/16/2010	100,000	130,000
144A, 12.0%, 6/16/2010	350,000	455,000
Corp Durango SA de Cu, 144A, 13.75%, 7/15/2009*	300,000	193,500
Crown Euro Holdings SA, 10.875%, 3/1/2013	720,000	846,000
Dolphin Telecom PLC, Series B, Step-Up Coupon, 0% to 5/15/2004, 14.0% to 5/15/2009*	997,190	100
Eircom Funding, 8.25%, 8/15/2013	495,000	551,925
Embratel Participacoes SA, 144A, 11.0%, 12/15/2008	460,000	450,800
Euramax International PLC, 144A, 8.5%, 8/15/2011	445,000	473,925
Fage Dairy Industry SA, 9.0%, 2/1/2007	940,000	951,750
Federal Republic of Brazil: 8.25%, 1/20/2034	90,000	79,515
8.875%, 4/15/2024	255,000	238,425
Gazprom OAO, 144A, 9.625%, 3/1/2013	755,000	838,050
Global Telesystems, Inc.:
10.875%, 6/15/2008*	110,000	11
11.5%, 12/15/2007*	330,000	33
Grupo Iusacell SA de CV, Series B, 10.0%, 7/15/2004*	86,000	47,300
Inmarsat Finance PLC, 144A, 7.625%, 6/30/2012	765,000	787,950
Innova S. de R.L.:
144A, 9.375%, 9/19/2013	630,000	672,525
12.875%, 4/1/2007	49,045	49,536
Jafra Cosmetics International, Inc., 10.75%, 5/15/2011	745,000	823,225
LeGrand SA, 8.5%, 2/15/2025	600,000	657,000
Luscar Coal Ltd., 9.75%, 10/15/2011	395,000	448,325
Millicom International Cellular SA, 144A, 10.0%, 12/1/2013	855,000	893,475
Mobifon Holdings BV, 12.5%, 7/31/2010	670,000	793,950
Mobile Telesystems Financial SA, 144A, 8.375%, 10/14/2010	495,000	510,469
New ASAT (Finance) Ltd., 144A, 9.25%, 2/1/2011	620,000	652,550
PTC International Finance II SA, 11.25%, 12/1/2009	290,000	316,100
Republic of Argentina:
Series BGL4, 11.0%, 10/9/2006*	50,000	13,750
Series BGL5, 11.375%, 1/30/2017*	380,000	110,200
11.375%, 3/15/2010*	1,030,000	290,975
11.75%, 4/7/2009*	310,000	86,800
Series 2031, 12.0%, 6/19/2031*	153,700	38,425
12.375%, 2/21/2012*	660,000	184,800
Republic of Venezuela, 9.25%, 9/15/2027	365,000	322,113
Royal Caribbean Cruises, 7.5%, 10/15/2027	380,000	378,100
Shaw Communications, Inc., 8.25%, 4/11/2010	195,000	226,200
Sistema Capital SA, 144A, 8.875%, 1/28/2011	405,000	403,987
Stena AB:
144A, 7.5%, 11/1/2013	230,000	244,950
9.625%, 12/1/2012	135,000	154,238
Telenet Group Holding NV, 144A, Step-up Coupon, 0% to 12/15/2008, 11.5% to 6/15/2014	1,475,000	914,500
Tembec Industries, Inc., 144A, 8.5%, 2/1/2011	1,740,000	1,687,800
TFM SA de CV:
10.25%, 6/15/2007	1,355,000	1,415,975
11.75%, 6/15/2009	545,000	553,175
12.5%, 6/15/2012	710,000	812,950
Ukraine Government, 144A, 7.65%, 6/11/2013	395,000	403,394
Vale Overseas Ltd., 8.25%, 1/17/2034	865,000	787,150
Vicap SA, 11.375%, 5/15/2007	580,000	582,900
Vitro SA de CV, 144A, 11.75%, 11/1/2013	525,000	517,125
Vivendi Universal SA, Series B, 9.25%, 4/15/2010	1,255,000	1,468,350
Total Foreign Bonds - US$ Denominated (Cost $26,755,199)		26,900,325

Foreign Bonds - Non US$ Denominated 1.4%
Ispat Europe Group SA, 11.875%, 2/1/2011 EUR	980,000	1,221,619
Huntsman International LLC, 10.125%, 7/1/2009 EUR	510,000	619,847
HTM Sport & Freizietgerate, 8.5%, 2/1/2014 EUR	95,000	117,830
Republic of Argentina:
8.0%, 2/26/2008* EUR	260,000	76,974
10.0%, 2/26/2008* EUR	355,000	105,100
10.25%, 2/6/2049* EUR	398,808	120,555
10.5%, 11/29/2049* EUR	168,726	50,478
11.25%, 4/10/2006* EUR	25,565	8,126
12.0%, 9/19/2016* EUR	25,565	8,063
Rhodia SA, 144A, 9.25%, 6/1/2011 EUR	265,000	279,134
Total Foreign Bonds - Non US$ Denominated (Cost $2,340,062)		2,607,726

Convertible Bonds 1.0%
Aristocrat Leisure Ltd., 144A, 5.0%, 5/31/2006	730,000	708,100
Aspen Technology, Inc., 5.25%, 6/15/2005	160,000	156,800
DIMON, Inc., 6.25%, 3/31/2007	365,000	346,750
Parker Drilling Co., 5.5%, 8/1/2004 (d)	616,000	622,160
Total Convertible Bonds (Cost $1,779,358)		1,833,810

Asset Backed 0.6%
Golden Tree High Yield Opportunities LP, "D1", Series 1, 144A, 13.054%, 10/31/2007	1,000,000	918,400
MMCA Automobile Trust, "C", Series 2002-1, 6.2%, 1/15/2010	221,106	186,995
Total Asset Backed (Cost $1,182,413)		1,105,395

US Government Backed 0.6%
US Treasury Bond, 5.375%, 2/15/2031 (d)	980,000	1,039,412
US Treasury Note, 3.375%, 12/15/2008 (d)	200,000	202,180
Total US Government Backed (Cost $1,226,277)		1,241,592

	Shares	Value ($)

Common Stocks 0.2%
Catalina Restaurant Group, Inc.*	2,211	3,538
ICG Communications, Inc.*	883	82
IMPSAT Fiber Networks, Inc.*	16,780	123,752
MEDIQ, Inc., 144A*	921	3,324
Millennium Chemicals, Inc.	13,000	164,710
Viatel, Inc.*	6,136	0
XO Communications, Inc.*	1,386	10,132
Total Common Stocks (Cost $3,249,658)		305,538

Warrants 0.0%
DeCrane Aircraft Holdings, Inc., 144A*	1,230	12
Globalstar Telecom LP, 144A*	1,000	0
Orbital Imaging Corp., 144A*	700	0
XO Communications, Inc., "A"*	2,773	9,706
XO Communications, Inc., "B"*	2,080	6,240
XO Communications, Inc., "C"*	2,080	5,200
Total Warrants (Cost $0)		21,158
Preferred Stocks 0.6%
Alamosa Holdings, Inc. "B"	128	58,240
Paxson Communications Corp. (PIK)	94	930,600
TNP Enterprises, Inc. "D"	2,211	258,716
Total Preferred Stocks (Cost $1,103,828)		1,247,556

Convertible Preferred Stocks 0.5%
Hercules Trust II "Unit"	1,145	916,000
World Access, Inc., "D"*	790	0
Total Convertible Preferred Stocks (Cost $1,885,028)		916,000

	Units	Value ($)

Other 0.0%
SpinCycle, Inc.*	2,283	12,899
SpinCycle, Inc., "F"*	16	90
Total Other (Cost $5,580)		12,989

	Shares	Value ($)

Cash Equivalents 1.4%
Daily Assets Fund Institutional, 1.06% (e) (f)	2,502,865	2,502,865
Scudder Cash Management QP Trust, 1.09% (b)	95,454	95,454
Total Cash Equivalents (Cost $2,598,319)		2,598,319

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $200,163,178) (a)	106.6	202,526,010
Notes payable	(2.9)	(5,500,000)
Other Assets and Liabilities, Net	(3.7)	(7,009,585)
Net Assets	100.0	190,016,425

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.
(a) The cost for federal income tax purposes was $200,936,177. At January 31, 2004, net unrealized appreciation for all securities based on tax cost was $1,589,833. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $12,610,423 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $11,020,590.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Principal amount in US dollars unless otherwise noted.
(d) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at January 31, 2004 amounted to $2,417,319, which is 1.3% of total net assets.
(e) Daily Assets Fund Institutional, an affiliated fund, is also managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.
(f) Represents collateral held in connection with securities lending.
PIK denotes that interest or dividend is paid in kind.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of January 31, 2004
Assets
Investments: Investments in securities, at value (cost $197,564,859)	$ 199,927,691
Investment in Daily Assets Fund Institutional (cost $2,502,865)*	2,502,865
Investment in Scudder Cash Management QP Trust (cost $95,454)	95,454
Total investments in securities, at value (cost $200,163,178)	202,526,010
Cash	1,924,480
Foreign currency, at value (cost $55,245)	55,034
Receivable for investments sold	2,558,698
Interest receivable	4,329,953
Receivable for Fund shares sold	683,746
Total assets	212,077,921
Liabilities
Payable upon return of securities loaned	2,502,865
Payable for investments purchased	13,120,353
Note payable	5,500,000
Payable for Fund shares redeemed	734,035
Accrued management fee	102,333
Other accrued expenses and payables	101,910
Total liabilities	22,061,496
Net assets, at value	$ 190,016,425
Net Assets
Net assets consist of: Undistributed net investment income	1,617,503
Net unrealized appreciation (depreciation) on: Investments	2,362,832
Foreign currency related transactions	7,576
Accumulated net realized gain (loss)	(61,927,855)
Paid-in capital	247,956,369
Net assets, at value	$ 190,016,425

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of January 31, 2004 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($18,252,692 / 1,938,999 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.41
Maximum offering price per share (100 / 95.5 of $9.41)	$ 9.85
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($12,757,122 / 1,355,821 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 9.41
Class C
Net Asset Value and redemption price (subject to contingent deferred sales charge) per share ($4,703,384 / 499,532 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 9.42
Maximum offering price per share (100 / 99.00 of $9.42)	$ 9.52
Class AARP Net Asset Value, offering and redemption price(a) per share ($39,609,978 / 4,180,412 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.48
Class S Net Asset Value, offering and redemption price(a) per share ($114,693,249 / 12,182,207 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.41

(a) Redemption price per share for shares held less than one year is equal to net asset value less a 1.00% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended January 31, 2004
Investment Income
Income: Interest	$ 15,327,134
Interest - Scudder Cash Management QP Trust	61,540
Dividends	138,250
Securities lending income	2,622
Total Income	15,529,546
Expenses: Management fee	962,170
Administrative fee	493,221
Distribution service fees	180,676
Trustees' fees and expenses	10,680
Interest expense	41,561
Other	12,907
Total expenses, before expense reductions	1,701,215
Expense reductions	(1,173)
Total expenses, after expense reductions	1,700,042
Net investment income	13,829,504
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	3,054,901
Foreign currency related transactions	(106,793)
2,948,108
Net unrealized appreciation (depreciation) during the period on: Investments	18,454,618
Foreign currency related transactions	17,179
18,471,797
Net gain (loss) on investment transactions	21,419,905
Net increase (decrease) in net assets resulting from operations	$ 35,249,409

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended January 31,
	2004	2003
Operations: Net investment income	$ 13,829,504	$ 13,692,818
Net realized gain (loss) on investment transactions	2,948,108	(22,673,071)
Net unrealized appreciation (depreciation) on investment transactions during the period	18,471,797	9,097,216
Net increase (decrease) in net assets resulting from operations	35,249,409	116,963
Distributions to shareholders from: Net investment income: Class A	(1,098,251)	(818,926)
Class B	(839,022)	(791,406)
Class C	(255,039)	(201,063)
Class AARP	(2,210,204)	(1,241,401)
Class S	(8,929,792)	(10,403,197)
Fund share transactions: Proceeds from shares sold	74,070,951	50,159,162
Reinvestment of distributions	7,965,119	8,447,684
Cost of shares redeemed	(47,995,413)	(59,550,631)
Redemption fees	50,177	53,091
Net increase (decrease) in net assets from Fund share transactions	34,090,834	(890,694)
Increase (decrease) in net assets	56,007,935	(14,229,724)
Net assets at beginning of period	134,008,490	148,238,214
Net assets at end of period (including undistributed net investment income of $1,617,503 and $837,480, respectively)	$ 190,016,425	$ 134,008,490

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended January 31,	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 8.19	$ 8.99	$ 9.48
Income (loss) from investment operations: Net investment income[b]	.75	.83	.52
Net realized and unrealized gain (loss) on investment transactions	1.20	(.82)[c]	(.51)
Total from investment operations	1.95	.01	.01
Less distributions from: Net investment income	(.73)	(.81)	(.51)
Redemption fees	.00***	.00***	.01
Net asset value, end of period	$ 9.41	$ 8.19	$ 8.99
Total Return (%)[d]	24.91	.40[c]	.31**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	18	11	9
Ratio of expenses (%)	1.21	1.09	1.23*
Ratio of net investment income (%)	8.53	9.91	9.24*
Portfolio turnover rate (%)	173	117	61
[a] For the period from June 25, 2001 (commencement of operations of Class A shares) to January 31, 2002.
[b] Based on average shares outstanding during the period.
[c] Net realized and unrealized gain (loss) on investment transactions per share includes litigation proceeds amounting to $.07 per share. Total return would have been lower without such proceeds.
[d] Total return does not reflect the effect of any sales charge.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B
Years Ended January 31,	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 8.18	$ 8.99	$ 9.48
Income (loss) from investment operations: Net investment income[b]	.68	.76	.47
Net realized and unrealized gain (loss) on investment transactions	1.21	(.83)[c]	(.50)
Total from investment operations	1.89	(.07)	(.03)
Less distributions from: Net investment income	(.66)	(.74)	(.47)
Redemption fees	.00***	.00***	.01
Net asset value, end of period	$ 9.41	$ 8.18	$ 8.99
Total Return (%)[d]	23.79	(.41)[c]	(.17)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	13	9	9
Ratio of expenses (%)	2.03	1.91	2.03*
Ratio of net investment income (%)	7.71	9.09	8.44*
Portfolio turnover rate (%)	173	117	61
[a] For the period from June 25, 2001 (commencement of operations of Class B shares) to January 31, 2002.
[b] Based on average shares outstanding during the period.
[c] Net realized and unrealized gain (loss) on investment transactions per share includes litigation proceeds amounting to $.07 per share. Total return would have been lower without such proceeds.
[d] Total return does not reflect the effect of any sales charge.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C
Years Ended January 31,	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 8.19	$ 8.99	$ 9.48
Income (loss) from investment operations: Net investment income[b]	.69	.76	.47
Net realized and unrealized gain (loss) on investment transactions	1.20	(.81)[c]	(.50)
Total from investment operations	1.89	(.05)	(.03)
Less distributions from: Net investment income	(.66)	(.75)	(.47)
Redemption fees	.00***	.00***	.01
Net asset value, end of period	$ 9.42	$ 8.19	$ 8.99
Total Return (%)[d]	23.94	(.39)[c]	(.15)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	3	2
Ratio of expenses (%)	1.98	1.86	2.00*
Ratio of net investment income (%)	7.75	9.14	8.47*
Portfolio turnover rate (%)	173	117	61
[a] For the period from June 25, 2001 (commencement of operations of Class C shares) to January 31, 2002.
[b] Based on average shares outstanding during the period.
[c] Net realized and unrealized gain (loss) on investment transactions per share includes litigation proceeds amounting to $.07 per share. Total return would have been lower without such proceeds.
[d] Total return does not reflect the effect of any sales charge.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class AARP
Years Ended January 31,	2004	2003	2002[a]	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 8.23	$ 9.03	$ 10.13	$ 10.20
Income (loss) from investment operations: Net investment income[c]	.78	.84	.88	.36
Net realized and unrealized gain (loss) on investment transactions	1.22	(.81)[d]	(1.07)	(.10)
Total from investment operations	2.00	.03	(.19)	.26
Less distributions from: Net investment income	(.75)	(.83)	(.92)	(.35)
Redemption fees	.00***	.00***	.01	.02
Net asset value, end of period	$ 9.48	$ 8.23	$ 9.03	$ 10.13
Total Return (%)	25.21	.79[d]	(1.76)	2.89e**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	40	15	11	2
Ratio of expenses before expense reductions (%)	.95	.91	.95	.94*
Ratio of expenses after expense reductions (%)	.95	.91	.95	.93*
Ratio of net investment income (%)	8.78	10.09	9.32	11.18*
Portfolio turnover rate (%)	173	117	61	63
[a] As required, effective February 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended January 31, 2002 was to decrease net investment income per share by $.04, increase net realized and unrealized gain (loss) per share by $.04, and decrease the ratio of net investment income to average net assets from 9.72% to 9.32%. Per share data and ratios for periods prior to February 1, 2001 have not been restated to reflect this change in presentation.
[b] For the period from October 2, 2000 (commencement of operations of Class AARP shares) to January 31, 2001.
[c] Based on average shares outstanding during the period.
[d] Net realized and unrealized gain (loss) on investment transactions per share includes litigation proceeds amounting to $.07 per share. Total return would have been lower without such proceeds.
[e] Total return does not reflect the effect to the shareholder of the 1% redemption fee on shares held less than one year.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S
Years Ended January 31,	2004	2003	2002[a]	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 8.18	$ 9.00	$ 10.12	$ 11.36	$ 12.40
Income (loss) from investment operations:
Net investment income[b]	.77	.84	.88	1.10	1.16
Net realized and unrealized gain (loss) on investment transactions	1.21	(.83)[c]	(1.09)	(1.23)	(1.06)
Total from investment operations	1.98	.01	(.21)	(.13)	.10
Less distributions from:
Net investment income	(.75)	(.83)	(.92)	(1.12)	(1.15)
Redemption fees	.00*	.00*	.01	.01	.01
Net asset value, end of period	$ 9.41	$ 8.18	$ 9.00	$ 10.12	$ 11.36
Total Return (%)	25.25	.56[c]	(1.97)	(.84)[d]	1.04[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	115	97	117	127	153
Ratio of expenses before expense reductions (%)	.95	.91	.95	1.18[e]	1.09
Ratio of expenses after expense reductions (%)	.95	.91	.95	.82[e]	.75
Ratio of net investment income (%)	8.78	10.09	9.32	10.61	9.68
Portfolio turnover rate (%)	173	117	61	63	53
[a] As required, effective February 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended January 31, 2002 was to decrease net investment income per share by $.04, increase net realized and unrealized gain (loss) per share by $.04, and decrease the ratio of net investment income to average net assets from 9.72% to 9.32%. Per share data and ratios for periods prior to February 1, 2001 have not been restated to reflect this change in presentation.
[b] Based on average shares outstanding during the period.
[c] Net realized and unrealized gain (loss) on investment transactions per share includes litigation proceeds amounting to $.07 per share. Total return would have been lower without such proceeds
[d] Total returns would have been lower had certain expenses not been reduced.
[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization in fiscal 2000 before and after expense reductions were 1.14% and .80%, respectively.
* Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder High Income Opportunity Fund (the "Fund"), is a diversified series of Scudder Portfolio Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subject to a 1% initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Effective March 1, 2004, Class C shares will no longer be offered with an initial sales charge. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At January 31, 2004, the Fund had a net tax basis capital loss carryforward of approximately $60,876,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until January 31, 2007 ($1,949,000), January 31, 2008 ($7,098,000), January 31, 2009 ($13,824,000), January 31, 2010 ($13,608,000), January 31, 2011 ($21,052,000) and January 31, 2012, ($3,345,000), the respective expiration dates, whichever occurs first, which may be subject to certain limitations imposed by Section 3842-384 of the Internal Revenue Code.

In addition, from November 1, 2003 through January 31, 2004, the Fund incurred approximately $303,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending January 31, 2005.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to premium amortization on debt securities and securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At January 31, 2004, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 1,637,908
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (60,876,000)
Net unrealized appreciation (depreciation) on investments	$ 1,589,833

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended January 31,
	2004	2003
Distributions from ordinary income*	$ 13,332,308	$ 13,455,993

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. Upon the redemption or exchange of shares held by Class AARP and Class S shareholders for less than one year, a fee of 1% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities bought in default.

B. Purchases and Sales of Securities

During the year ended January 31, 2004, purchases and sales of investment securities (excluding short-term investments and US Treasury obligations) aggregated $315,566,853 and $263,295,351, respectively. Purchases and sales of US Treasury obligations aggregated $7,938,785 and $7,874,764, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.60% of the first $500,000,000 of the Fund's average daily net assets, 0.575% of the next $500,000,000 of such net assets, 0.55% of the next $500,000,000 of such net assets, 0.525% of the next $500,000,000 of such net assets, 0.50% of the next $1,000,000,000 of such net assets and 0.475% of such net assets in excess of $3,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended January 31, 2004, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.60% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.325%, 0.375%, 0.350%, 0.30% and 0.30% of the average daily net assets for Class A, B, C, AARP and S shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B and C shares of the Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Scudder Trust Company, also an affiliate of the Advisor, provides subaccounting and recordkeeping services for the shareholders in certain retirement and employee benefit plans. These affiliated entities have in turn entered into various agreements with third-party service providers to provide these services. In addition, other service providers not affiliated with the Advisor provide certain services (i.e. custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel).

The Administrative Agreement between the Advisor and the Fund had been scheduled to terminate effective September 30, 2003. The Advisor and the Fund have agreed to temporarily continue the Administrative Agreement until March 31, 2004. Effective April 1, 2004, the Fund will directly bear the cost of expenses formerly covered under the Administrative Agreement. In addition, effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and/or Administrative Fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.05% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, trustees and trustee counsel fees and organizational and offering expenses).

For the year ended January 31, 2004, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at January 31, 2004
Class A	$ 43,439	$ 4,892
Class B	42,923	4,209
Class C	12,060	1,468
Class AARP	78,897	10,023
Class S	315,902	29,640
	$ 493,221	$ 50,232

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended January 31, 2004, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at January 31, 2004
Class B	$ 85,780	$ 8,626
Class C	25,826	3,180
	$ 111,606	$ 11,806

In addition SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For year ended January 31, 2004, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at January 31, 2004	Effective Rate
Class A	$ 31,865	$ 8,093.24%
Class B	28,657	5,656.25%
Class C	8,548	2,085.25%
	$ 69,070	$ 15,834

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended January 31, 2004 aggregated $10,904. There were no underwriting commissions paid in connection with the distribution of Class C shares for the year ended January 31, 2004.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the the year ended January 31, 2004, the CDSC for Class B and Class C shares aggregated $16,235 and $138, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the the year ended January 31, 2004, SDI received $9,720.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investments Program from the Advisor. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% of the first $6,000,000,000 of net assets, 0.06% of the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Investing in High Yield Securities

Investing in high yield securities may involve greater risks and considerations not typically associated with investing in US Government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high yield securities may be less liquid due to the extent that there is no established retail secondary market and because of a decline in the value of such securities.

E. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the year ended January 31, 2004, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $1,173 for custodian credits earned.

F. Securities Lending

The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund in the form of cash and/or government securities equal to 102 percent of the value of domestic securities on loan. The Fund may invest the cash collateral in an affiliated money market fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

G. Line of Credit

The Fund through June 29, 2003 and several other affiliated funds (the "Participants") shared in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent.

H. Credit Facility

Effective June 30, 2003, the Fund entered into a revolving credit facility for investment leveraging purposes as approved by the Trustees to be administered by Fleet National Bank not to exceed $35,000,000 at any one time and which is available until June 29, 2004. The Fund is charged an annual commitment fee. Interest is calculated at the Federal Funds Rate or LIBOR Rate plus 0.625 percent. The Fund may borrow up to a maximum of 20% of its net assets under the agreement.

At January 31, 2004, $5,500,000 was outstanding. Interest expense incurred on the borrowings amounted to $41,561 for the year ended January 31, 2004. The average dollar amount of the borrowings was $9,765,686 and the weighted average interest rate on these borrowings was 1.488%.

I. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended January 31, 2004		Year Ended January 31, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,805,244	$ 15,998,541	1,712,961	$ 14,046,980
Class B	689,833	6,041,307	357,678	2,997,645
Class C	440,754	3,914,573	188,992	1,525,579
Class AARP	2,856,972	25,458,994	1,133,423	9,587,850
Class S	2,561,791	22,657,536	2,566,723	22,001,108
		$ 74,070,951		$ 50,159,162
Shares issued to shareholders in reinvestment of distributions
Class A	78,603	$ 694,304	62,161	$ 516,506
Class B	52,543	461,763	54,651	455,321
Class C	17,853	157,143	18,886	155,895
Class AARP	132,973	1,183,975	87,702	732,052
Class S	623,287	5,467,934	790,724	6,587,910
		$ 7,965,119		$ 8,447,684
Shares redeemed
Class A	(1,299,789)	$ (11,341,053)	(1,410,074)	$ (11,836,680)
Class B	(490,047)	(4,371,955)	(342,752)	(2,840,787)
Class C	(272,003)	(2,396,469)	(121,832)	(987,403)
Class AARP	(585,358)	(5,219,899)	(663,130)	(5,550,205)
Class S	(2,820,409)	(24,666,037)	(4,545,093)	(38,335,556)
		$ (47,995,413)		$ (59,550,631)
Redemption fees		$ 50,177		$ 53,091
Net increase (decrease)
Class A	584,058	$ 5,351,792	365,048	$ 2,726,806
Class B	252,329	2,131,115	69,577	612,179
Class C	186,604	1,675,247	86,046	694,071
Class AARP	2,404,587	21,448,525	557,995	4,796,084
Class S	364,669	3,484,155	(1,187,646)	(9,719,834)
		$ 34,090,834		$ (890,694)

Report of Independent Auditors

To the Trustees of Scudder Portfolio Trust and the Shareholders of Scudder High Income Opportunity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder High Income Opportunity Fund (the "Fund") at January 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts March 25, 2004	PricewaterhouseCoopers LLP

Tax Information

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of January 31, 2004. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910. Unless otherwise indicated, the address of each Officer is Two International Place, Boston, Massachusetts 02110-4103. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns, retires or is removed as provided in the governing documents of the Trust. Because the fund does not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period. The Trustees of the Trust may also serve in similar capacities with other funds in the fund complex.

Independent Trustees
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Henry P. Becton, Jr. (1943) Trustee, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); The A.H. Belo Company (media company); Concord Academy; Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; New England Aquarium; Mass Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	48
Dawn-Marie Driscoll (1946) Trustee, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: CRS Technology (technology service company); Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; former Chairman, ICI Directors Services Committee	48
Keith R. Fox (1954) Trustee, 1996-present	Managing Partner, Exeter Capital Partners (private equity funds). Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); K-Media, Inc. (broadcasting); Natural History, Inc. (magazine publisher); National Association of Small Business Investment Companies (trade association)	48
Louis E. Levy (1932) Trustee, 2002-present	Retired. Formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants (1992-1998); Partner, KPMG LLP (1958-1990). Directorships: Household International (banking and finance); ISI Family of Funds (registered investment companies; 4 funds overseen)	48
Jean Gleason Stromberg (1943) Trustee, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, US General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	48
Jean C. Tempel (1943) Trustee, 1994-present	Managing Partner, First Light Capital (venture capital group) (2000-present); formerly, Special Limited Partner, TL Ventures (venture capital fund) (1996-1998); General Partner, TL Ventures (1994-1996); President and Chief Operating Officer, Safeguard Scientifics, Inc. (public technology business incubator company) (1991-1993). Directorships: Sonesta International Hotels, Inc.; Aberdeen Group (technology research); United Way of Mass Bay; The Commonwealth Institute (supports women entrepreneurs). Trusteeships: Connecticut College, Vice Chair of Board, Chair, Finance Committee; Northeastern University, Vice Chair of Finance Committee, Chair, Funds and Endowment Committee
		48
Carl W. Vogt (1936) Trustee, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	48

Interested Trustees and Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Richard T. Hale[3] (1945) Chairman and Trustee, 2002-present Chief Executive Officer, 2003-present	Managing Director, Deutsche Investment Management Americas Inc. (2003-present); Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); Director, Scudder Global Opportunities Fund (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Income Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999)
201
Brenda Lyons (1963) President, 2003-present	Managing Director, Deutsche Asset Management	n/a
John Millette (1962) Vice President and Secretary, 1999-present	Director, Deutsche Asset Management	n/a
Kenneth Murphy (1963) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); formerly, Director, John Hancock Signature Services (1992-2000)	n/a
Charles A. Rizzo (1957) Treasurer and Chief Financial Officer, 2002-present	Director, Deutsche Asset Management (April 2000- present). Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)
n/a
Lisa Hertz[4] (1970) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management	n/a
Daniel O. Hirsch[3] (1954) Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)
n/a
Caroline Pearson (1962) Assistant Secretary, 1997-present	Managing Director, Deutsche Asset Management	n/a
Salvatore Schiavone (1965) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Lucinda H. Stebbins (1945) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Kathleen Sullivan D'Eramo (1957) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a

1 Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, length of time served represents the date that each Officer was first elected to serve as an Officer of any fund overseen by the aforementioned common board of Trustees.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act, as amended. Interested persons receive no compensation from the fund.
3 Address: One South Street, Baltimore, Maryland
4 Address: 345 Park Avenue, New York, New York

The fund's Statement of Additional Information ("SAI") includes additional information about the fund's Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-SCUDDER.

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C
Nasdaq Symbol	SYOAX	SYOBX	SYOCX
CUSIP Number	811192-848	811192-830	811192-822
Fund Number	447	647	747

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAIL™ (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web sites - aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	SHYIX	SHBDX
Fund Number	147	047

Notes

Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period, January 31, 2004, Scudder Portfolio Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Funds' audit committee is comprised solely of trustees who are "independent"
(as such term has been defined by the Securities and Exchange Commission ("SEC")
in regulations implementing Section 407 of the Sarbanes-Oxley Act (the
"Regulations")). The Funds' Board of Trustees has determined that there are several "audit committee financial experts" serving on the Funds' audit committee. The Board has determined that Louis E. Levy, the chair of the Funds'
audit committee, qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on its review of Mr. Levy's pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. In accordance with New York Stock
Exchange requirements, the Board believes that all members of the Funds' audit committee are financially literate, as such qualification is interpreted by the
Board in its business judgment, and that at least one member of the audit committee has accounting or related financial management expertise.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                      SCUDDER HIGH INCOME OPPORTUNITY FUND
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP
("PWC"), the Fund's auditor, billed to the Fund during the Fund's last two fiscal years. For engagements with PWC entered into on or after May 6, 2003, the
Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

               Services that the Fund's Auditor Billed to the Fund

--------------------------------------------------------------------------------
      Fiscal Year       Audit       Audit-Related    Tax Fees      All  Other
         Ended       Fees Billed     Fees Billed     Billed to    Fees Billed
       January 31      to Fund        to Fund          Fund        to Fund
--------------------------------------------------------------------------------
2004                   $63,000          $1,204       $6,800          $0
--------------------------------------------------------------------------------
2003                   $57,500          $1,361       $6,200          $0
--------------------------------------------------------------------------------

The above "Tax Fees" were billed for professional services rendered for tax compliance.

           Services that the Fund's Auditor Billed to the Adviser and
                        Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche
Investment Management Americas, Inc. ("DeIM" or the "Adviser"), and any entity controlling, controlled by or under common control with DeIM ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                       Audit-Related         Tax Fees                All
        Fiscal         Fees Billed to        Billed to        Other Fees Billed
         Year           Adviser and         Adviser and         to Adviser and
        Ended        Affiliated Fund     Affiliated Fund      Affiliated Fund
      January 31    Service Providers   Service Providers    Service Providers
--------------------------------------------------------------------------------
2004                     $594,457              $0                    $0
--------------------------------------------------------------------------------
2003                     $399,300            $69,500              $92,400
--------------------------------------------------------------------------------

The "Audit-Related Fees" were billed for services in connection with the assessment of internal controls, agreed-upon procedures and additional related procedures.

                               Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee pre-approved all non-audit services that
PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund's operations and financial reporting. The Audit
Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC's independence.

--------------------------------------------------------------------------------
                                Total Non-Audit
                                Fees billed to        Total  Fees
                                  Adviser and          Non-Audit
                                 Affiliated Fund       billed to
                                Service Providers     Adviser and
                     Total      (engagements related   Affiliated
                    Non-Audit    directly to the      Fund Service
                      Fees      operations and         Providers
       Fiscal        Billed    financial reporting    (all other      Total of
        Year        to Fund       of the Fund)        engagements)    (A), (B)
       Ended
     January 31        (A)             (B)                (C)         and (C)
--------------------------------------------------------------------------------
2004                 $6,800             $0            $3,507,628    $3,514,428
--------------------------------------------------------------------------------
2003                 $6,200          $161,900         $17,316,168   $17,484,268
--------------------------------------------------------------------------------

All other engagement fees were billed for services in connection with risk management, tax services and process improvement/integration initiatives for
DeIM and other related entities that provide support for the operations of the fund.

                                       2

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8.         [RESERVED]

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates
Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Trust, Two
International Place, Boston, MA 02110.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) During the filing period of the report, management identified a significant deficiency relating to the overall fund expense payment and accrual process.
Management discussed these matters with the Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

ITEM 11.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder High Income Opportunity Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               March 29, 2004
                                    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder High Income Opportunity Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               March 29, 2004
                                    ---------------------------

By:                                 /s/Charles A. Rizzo
                                    ---------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               March 29, 2004
                                    ---------------------------